Taxes on Income	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
TAXES ON INCOME

NOTE 8 - TAXES ON INCOME

a.	Israeli corporate tax

1)	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company is an "Industrial Company", as defined by this law. As such, the Company is entitled to claim depreciation at increased rates for equipment used in industrial activity, as stipulated by regulations published under the Income Tax (Inflationary Adjustments) Law, 1985.

2)	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Investment Law"):

On February 18, 2018, the Company received a status of "Technologic Preferred Enterprise" as defined under the Investment Law (the "Approval"). In accordance with the Approval, starting in 2017 and until 2021, income originating from granting the right of use as defined in the Approval, will be defined as Technologic Preferred Income, as defined under the Law, and will be subject to a tax rate of 7.5%.

Prior to 2017 the Company received a status of "Preferred Enterprise". A Preferred Company is an industrial company meeting certain conditions (including a minimum threshold of 25% export). The tax rate applicable to a "Preferred Enterprise" in Development Area A is 9% and the tax rate in other parts of the country is 16%. The Company is located in Development Area "A".

Dividend distributed from income which is attributed to a "Preferred Enterprise" will be subject to withholding tax at source at the following rates: (i) Israeli resident corporations - 0%, (ii) Israeli resident individuals – 15%; (iii) non-Israeli residents - 15%, subject to a reduced tax rate under the provisions of an applicable double taxation treaty.

If only a portion of the Company's capital investments is approved, its effective tax rate will be the result of a weighted combination of the applicable rates. The tax benefits from any certificate of approval relate only to taxable income attributable to the specific "Preferred Enterprise". Income derived from activity that is not integral to the activity of the "Preferred Enterprise" will not enjoy tax benefits. The Company's entitlement to the above benefits is subject to fulfillment of certain conditions under the Investment Law and related regulations.

In 2014, the Company obtained a tax ruling with respect to 2012 and future years, which provides that the portion of the income attributed to the "Preferred Enterprise" (and thereby subject to lower tax rates) will be calculated each year based on, among other things, the ratio between the number of the employees in Israel and abroad. According to the ruling, the tax rate on income in Israel in the year ended December 31, 2016 was approximately 22%.

b.	Other applicable tax rates:

1)	Income from other sources in Israel

In December 2016, a legislation to amend the corporate income tax law was published. The legislation determined a decrease of the corporate income tax law as of January 1, 2017 to 24% from 25% and another decrease of the corporate income tax law starting January 1, 2018 to 23%.

2)	Income of non-Israeli subsidiaries

Non-Israeli subsidiaries are taxed according to tax laws in their countries of residence (30% in Germany and 16% in Romania).

c.	Deferred income taxes:

1)	Provided in respect of the following:

	December 31
	2 0 1 9	2 0 1 8
	U.S. dollars in thousands

Research and development expenses	$27	$25
Carryforward tax losses, see (2) below	950	964
Other	9	9
Less - valuation allowance, see (2) below	(950)	(964)
	$36	$34

Deferred income tax assets are presented in the balance sheet among non-current assets.

2)	As of December 31, 2019, the carryforward tax losses are related mainly to the Company's subsidiaries (in the U.S. and the U.K.) and amounted to approximately $4 million. The Company has provided valuation allowance in respect of deferred tax assets resulting from carryforward tax losses of the Company's subsidiaries. Management currently believes that it is more likely than not that those deferred tax losses will not be realized in the foreseeable future.

d.	Taxes on income included in the statements of operations:

1)	As follows:

	Years ended December 31,
	2 0 1 9	2 0 1 8	2 0 1 7
	U.S. dollars in thousands
Current:
In Israel	$316	$396	$491
Outside Israel	144	44	43
	460	440	534

Deferred taxes in Israel	(2)	(2)	63
	$458	$438	$597

2)	Following is a reconciliation of the theoretical tax expense, assuming all income is taxed at the regular tax rates applicable to companies in Israel (see c. above), and the actual tax expense:

	Years ended December 31,
	2 0 1 9	2 0 1 8	2 0 1 7
	U.S. dollars in thousands

Income before taxes on income, as reported in the statements of operations*	$5,523	$5,572	$6,209

Theoretical tax expense	1,270	1,281	1,428
Less - tax benefits arising from Technologic Preferred Enterprise status, see b. above	(651)	(772)	(1,110)
	619	509	318
Increase (decrease) in taxes resulting from permanent differences:
Disallowable deductions	44	44	41

Changes in valuation allowance	(212)	(106)	244
Changes in taxes resulting from computation of deferred taxes at a rate which is different from the theoretical rate and other	7	(9)	(6)
Taxes on income for the reported years:	$458	$438	$597

* As follows:
Taxable in Israel	$4,039	$4,751	$5,162
Taxable outside Israel	1,484	821	1,047
	$5,523	$5,572	$6,209

e.	Tax assessments:

The Company has received final assessments from the Israeli tax authorities, through the 2013 tax year.

f.	Sale of S.C. Dirot COMP S.R.L ("DIROT"):

In April 2017, the Company sold its holdings in DIROT for EUR 1,100 thousand. Following the sale, the Company recognized a capital gain, which was partially offset against carryforward capital tax losses.